SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 7, 2004 _______________________________________________

INTERNATIONAL FLAVORS & FRAGRANCES INC. _______________________________________________________________________________________________ (Exact Name of Registrant as Specified in Charter)

New York ________________________________ (State or Other Jurisdiction of Incorporation)	1-4858 _________________________________ (Commission File Number)	13-1432060 ______________________________ (I.R.S. Employer Identification Number)

521 West 57th Street, New York, New York __________________________________________________________________ (Address of Principal Executive Offices)	10019 ___________________(Zip Code)

Registrant’s telephone number, including area code	(212) 765-5500 _________________________________________

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.8a	Form of International Flavors & Fragrances Inc. 2000 Stock Award and Incentive Plan U.S. Restricted Stock Units Agreement.

10.8b	Form of International Flavors & Fragrances Inc. 2000 Stock Award and Incentive Plan U.S. Performance-Based Restricted Stock Units Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 7, 2004	INTERNATIONAL FLAVORS & FRAGRANCES INC. By: DOUGLAS J. WETMORE —————————————— Name: Douglas J. Wetmore Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.8a	Form of International Flavors & Fragrances Inc. 2000 Stock Award and Incentive Plan U.S. Restricted Stock Units Agreement.

10.8b	Form of International Flavors & Fragrances Inc. 2000 Stock Award and Incentive Plan U.S. Performance-Based Restricted Stock Units Agreement.